UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 23, 2003

                                COLUMBIA BANCORP
             (Exact name of registrant as specified in its chapter)

         Oregon                         0-27938                93-1193156
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)           Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
                    (Address of principal executive offices)


                                 (541) 298-6649
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events

On April 23, 2003 The Board of Directors of Columbia Bancorp (the "Registrant") announced a 10% stock dividend for shareholders on record as of May 1, 2003 and payable (distributed) on May 15, 2003. Refer to attached Exhibit 99.1 Press Release for details.

Item 7. Exhibits.

(c) Exhibits

99.1     Press Release dated April 23, 2003.

Item 9.  Regulation FD Disclosure.

The information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. On April 23, 2003, Columbia Bancorp (NASDAQ: "CBBO") issued a press release announcing its 2003 first quarter results. A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 23, 2003     /s/ Roger L. Christensen
                           ------------------------
                           Roger L. Christensen, President and Chief Executive
                           - Columbia River Bank; President and Chief
                           Executive Officer - Columbia Bancorp
Dated:  April 23, 2003
                           /s/ Greg B. Spear
                           ------------------------
                           Greg B. Spear, Executive Vice President, Chief
                           Financial Officer - Columbia River Bank; and Chief
                           Financial Officer - Columbia Bancorp

    Exhibit 99.1 Press Release of the Registrant